SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                 Form 8-K

                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2003
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                             WesBanco, Inc.
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         (Exact name of registrant as specified in its charter)


   West Virginia                     0-8467              55-0571723
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(State or other jurisdiction       (Commission          (IRS Employer
 of incorporation)                  File Number)         Identification No.)


    1 Bank Plaza, Wheeling, WV                                26003
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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ITEM 5.  Other Events

             On April 17, 2003, WesBanco, Inc. announced the adoption of a new stock repurchase plan, effective immediately, to begin repurchasing up to an additional one million shares of WesBanco common stock on the open market. The timing, price and quantity of purchases will be at the discretion of WesBanco and the program may be discontinued or suspended at any time.

             On April 17, 2003, WesBanco, Inc. announced the election results for its Annual Shareholder's Meeting held April 16, 2003. Further details are available in the attached Exhibit 99.2.

ITEM 7.  Financial Statements and Exhibits

           (c) Exhibits
		99.1 -  News Release issued by WesBanco, Inc., dated
                        April 17, 2003.
		99.2 -  News Release issued by WesBanco, Inc., dated
                        April 17, 2003.





Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WesBanco, Inc.
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                                          (Registrant)


April 21, 2003                            /s/ Robert H. Young
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    Date                                  Robert H. Young
                                          Executive Vice President & Chief
                                          Financial Officer